Exhibit 10.14


October 10, 1996



Joseph Cutrona                                       Mark A. Kenny
P.O. Box 2039                                        P.O. Box 2039
Newark, New Jersey 07114                             Newark, New Jersey 07114

Corporate Travel Link, Incorporated              Prosoft, Inc.
2401 Morris Avenue                               55 Madison Avenue, Suite 200
Union, New Jersey 07083                          Morristown, New Jersey 07960



                  RE:  CONSULTING SERVICES TO BE RENDERED BY PROSOFT, INC.

Dear Sirs:
The purpose of this letter is to set forth the understanding between Genisys Reservation Systems, Inc. ("Genisys"), Corporate Travel Link, Incorporated, a wholly owned subsidiary of Genisys ("CTL"), Prosoft, Inc. ("Prosoft"), Joseph Cutrona ("Cutrona") and Mark A. Kenny ("Kenny") relating to the satisfaction of certain future financial obligations of CTL to be owed to Prosoft. Attached to this letter as Exhibit A are the itemized details of a cost proposal which Prosoft has submitted to CTL to render computer software design and other consulting services to CTL in connection with the design and development of a computerized vendor payment system (the "Proposal"). The Proposal has been accepted by CTL and, pursuant to the Proposal, CTL has agreed to pay Prosoft a fee of $218,000 for such services. In order to assist CTL in the continued development of the software for the payment system and in partial satisfaction of CTL's obligation to pay Prosoft $218,000 for its consulting services as described above, Cutrona, the current Chairman of the Board and President of both CTL and Genisys, and Kenny, currently a Vice President and Director of both CTL and Genisys, each hereby agree to transfer 14,533 shares of Genisys common stock currently owned by them to Prosoft or its designees. In addition to such transfer of shares of Genisys common stock by Cutrona and Kenny, Genisys hereby agrees to pay Prosoft $109,000 in cash in partial satisfaction of CTL's
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  obligation  to pay  Prosoft  for its  consulting
services as described above. Such cash amount shall be payable by Genisys to Prosoft no later than thirty (30) days after the later to occur of (i) the date of consummation of the sale by Genisys of its common stock to the public pursuant to a prospectus, registration statement or other similar disclosure document filed with the United States Securities and Exchange Commission in accordance with applicable securities laws and regulations, or (ii) the earlier to occur of the date of operation of the payment system or the date of satisfactory completion of the beta testing of all elements of the payment system. CTL, Genisys and Prosoft each hereby acknowledge and agree that the aggregate of 29,066 shares of Genisys common stock to be transferred by Cutrona and Kenny to Prosoft or its designees has a total value of $108,997.50, or $3.75 per share. Prosoft hereby also agrees to accept the 29,066 shares of Genisys common stock from Cutrona and Kenny and the cash payment from Genisys on the terms and conditions described herein in full and complete satisfaction of the $218,000 to be owed to Prosoft by CTL. The 29,066 shares of Genisys common stock to be transferred from Cutrona and Kenny to Prosoft or its designees are hereinafter collectively referred to as the "Genisys Shares". Prosoft acknowledges that the Genisys Shares (i) will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state and such Genisys Shares may not be sold, transferred, pledged or hypothecated to any person or entity unless they have been so registered or Genisys shall have received an opinion of counsel satisfactory to Genisys to the effect that registration thereof for purposes of transfer is not required under the Securities Act, (ii) shall contain a legend stating that such Genisys Shares have not been registered under the Securities Act or the securities laws of any state and repeating the restrictions on transferability set forth in clause (i) above, and (iii) shall be registered in the name of Prosoft or its designees. If Prosoft requests that the Genisys Shares be transferred to its designees, Prosoft agrees that such designees shall be required to provide CTL and Genisys with a written acknowledgement that the Genisys Shares will contain the restrictions on transferability set forth in the preceding sentence before Cutrona and Kenny shall be required to transfer the Genisys Shares to such designees. In addition to the restrictions on transferability set forth in the preceding paragraph, Prosoft hereby agrees that, if (i) Genisys files a registration statement with the United States Securities and Exchange Commission to register shares of its common stock in connection with a public offering within two (2) years after the date of transfer of the Genisys Shares to
Prosoft, and (ii) the underwriter(s) for such public offering so requests, Prosoft will execute and deliver an agreement, in form and substance reasonably satisfactory to Prosoft, Genisys and the underwriter(s), pursuant to which Prosoft will agree not to, directly or indirectly, sell, offer or contract to sell or grant any option to purchase, transfer, assign or pledge, or otherwise encumber, or dispose of any of the Genisys Shares (or any securities convertible into or exercisable or exchangeable for any Genisys Shares) without the prior written consent of the underwriter(s) for the same period of time after the effective date of such registration statement as other holders of 5% or more of the outstanding shares of common stock of Genisys shall have agreed in writing with such underwriter(s) not to so sell or otherwise transfer or dispose of their shares of Genisys common stock. If Genisys does not file a registration statement to register shares of its common stock in connection with a public offering within two (2) years after the date of transfer of the Genisys Shares to Prosoft, then Prosoft agrees that, for a period of two (2) years after the date of transfer of the Genisys Shares to Prosoft, Prosoft will not, directly or indirectly, sell, offer or contract to sell or grant any option to purchase, transfer, assign or pledge, or otherwise encumber, or dispose of any of the Genisys Shares (or any securities convertible into or exercisable or exchangeable for any Genisys Shares) without the prior written consent of Genisys. If Prosoft requests that the Genisys Shares be transferred to its designees, Prosoft agrees that such designees shall be required to execute and deliver to CTL and Genisys a written agreement whereby such designees agree to be bound by the terms and provisions of this paragraph before Cutrona and Kenny shall be required to transfer the Genisys Shares to Prosoft's designees.

Very truly  yours,

 GENISYS RESERVATION SYSTEMS,  INC.

 By:________________________________
 Title:

 Acknowledged,  agreed and accepted
this  _____  day  of  October,  1996:
 ________________________
 Joseph  Cutrona
________________________
 Mark A.  Kenny
 CORPORATE  TRAVEL  LINK,  INCORPORATED
By:_______________________________
         Title:
  PROSOFT,  INC.
By:_______________________________
Title:
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 EXHIBIT A
PROSOFT, INC. PAYMENT SYSTEM DEVELOPMENT The following items indicate all of the systems, subsystems, on-line applications, database design and reporting systems necessary to support the payment system, as well as their related costs for development.

Credit Card  Authorizations(*)                $ 10,000.00
(Real-time,  7 or less days)

Credit  Card  Authorizations(*)                 10,000.00
(Batch,  8 or more  days)

NDC Payment Charges (CREDITS)(*)                20,000.00

Chemical Bank EFTs (DEBITS)(*)                  20,000.00

On-Line Reporting System                        20,000.00

Database Design  (Pinnacle)(*)                  15,000.00

PNR Trip Charges (OK TO PAY)
 Service  Provider  Bank  Information(*)        12,000.00
 CTL Entity/Bank  Information(*)                 3,000.00

Database Design (Pinnacle Payment System)
Payment  System  Audit  Records(*)               15,000.00
 Dispute  Debit/Credit  Records(*)               10,000.00

 Applications

   Service Provider Bank Information
    Maintenance Application(*)                   20,000.00

Dispute  Debit/Credit Maintenance
 Application(*)                                  22,000.00

Bank Account Cash Flow Forecaster                10,000.00

Service Provider Payment Reporting System(*)     26,000.00

Credit Card Algorithm Validator Program(*)        5,000.00

                      Total Development Costs: $218,000.00

 (*) Indicates
that  development  must be  completed  in order to put system  into  production.

                                                        -3-
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